UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 08, 2026

STAR GOLD CORP.
(Exact name of registrant as specified in its charter)

IRS Employer Identification No. 27-0348508

Nevada
(State or other jurisdiction of incorporation)

000-52711
(Commission File No.)

174 E. Neider Ave., Suite 222
Coeur d’Alene, ID 83815
(Address of principal executive offices and Zip Code)
(208) 664-5066
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common	SRGZ	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 08, 2026, the Board accepted the resignation of Paul Coombs from his position as a member of the Board. Mr. Coombs did not resign due to a disagreement with the registrant, known to an executive officer on any matter relating to the Company’s operations, policies or practices.

On February 09, 2026, the Board of Directors (the “Board”) of Star Gold Corp (“Star Gold” or the “Company”), appointed Lindsay E. as the Chief Executive Officer (“CEO”) of the Company and Mr. Gorrill resigned as the Company’s Chief Financial Officer (“CFO”). Mr. Gorrill’s resignation as CFO was not due to any disagreement, but rather for the purposes of segregating duties by having the roles of CEO and CFO held by different individuals.

On February 09, 2026, the Board appointed Gerry Pascale as Chief Financial Officer of the Company. Mr. Pascale has in excess of 20 years of senior financial leadership experience, including public company financial reporting, capital markets, SEC compliance, and governance. Mr. Pascale is currently a CFO Partner at SeatonHill Partners, LP, where he has served since November 2025. Prior to joining SeatonHill, he was the Founder and Managing Member of SC Financial Group, LLC, advising U.S. and international clients on CFO leadership, valuation, financial modeling, capital formation, and the financial and regulatory responsibilities of public companies. Previously, Mr. Pascale served as Chief Financial Officer of Netfin Acquisition Corp., a NASDAQ-listed special purpose acquisition company, where he oversaw accounting, finance, and treasury functions, including all SEC financial reporting. Mr. Pascale has also served as CFO and Audit Committee Chairman of NASDAQ-listed companies, supported listings on U.S. and international exchanges, and helped companies raise capital while establishing the financial systems and controls required of growth-stage and newly public companies.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Document Description
10.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 11th day of February, 2026.

STAR GOLD CORP.

BY:	/s/ David Segelov
David Segelov, President